UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 20, 2004

GALYAN’S TRADING COMPANY, INC.
 (Exact name of registrant as specified in its charter)

Commission File No. 000-32911

Indiana	35-1529720
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Galyans Parkway Plainfield, Indiana	46168
(Address of principal executive offices)	(Zip Code)

(317) 612-2000
 (Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Item 12.     Results of Operations and Financial Condition

          On May 20, 2004, Galyan’s Trading Company, Inc. issued a press release setting forth its results for its first fiscal quarter ending May 1, 2004.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Exhibit Index

99.1     Press release, dated May 20, 2004, issued by Galyan’s Trading Company, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALYAN’S TRADING COMPANY, INC.

Date: May 20, 2004	By:	/s/ EDWARD S. WOZNIAK

Edward S. Wozniak
Senior Vice President and Chief Financial
Officer of the Company